UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

AMETEK, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12981	14-1682544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania		19301

(Address of principal executive offices)		(Zip Code)

      Registrant’s telephone number, including area code 610-647-2121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMETEK, Inc.

Item 2.02. Results of Operations and Financial Condition

     On January 26, 2005, AMETEK, Inc. issued a press release announcing its financial results for the three and twelve month periods ending December 31, 2004. A copy of such press release is furnished as Exhibit 99(a) to this Current Report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibit

99(a)	Copy of press release issued by AMETEK, Inc. on January 26, 2005 (furnished but not filed pursuant to Item 2.02).

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AMETEK, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMETEK, Inc.

(Registrant)

By	/s/ Robert R. Mandos, Jr.
Robert R. Mandos, Jr.
Senior Vice President & Comptroller
(Principal Accounting Officer)

January 26, 2005

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AMETEK, Inc.

EXHIBIT INDEX

Exhibit Number:	Description
99 (a)	Copy of press release issued by AMETEK, Inc. on January 26, 2005.

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